Investor Presentation June 30, 2015 Exhibit 99.1

Disclosure Statements
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc
Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express management’s current expectations, forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers control. Forward-looking statements
are
preceded
by
terms
such
as
“expects,”
“believes,”
“anticipates,”
“intends”
and
similar
expressions,
as
well
as
any
statements
related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition could differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’
periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-
K for the year ended December 31, 2014, as amended, and Quarterly Report on Form 10-Q for the period ended June 30, 2015, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the
Securities
and
Exchange
Commission’s
website
(www.sec.gov).
Factors
that
may
cause
or
contribute
to
these
differences
may
also
include,
without limitation, Farmers’ failure to integrate Tri-State and its subsidiary in accordance with expectations, and deviations from performance
expectations
related
to
Tri-State
and
its
subsidiary.
Forward-looking
statements
are
not
guarantees
of
future
performance
and
should not be relied upon as representing management’s views as of any subsequent date.  Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Use of Non-GAAP Financial Measures
This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”).  These non-GAAP financial measures include “Core Deposits” and “Pre-tax, Pre-
provision Earnings”.  Farmers believes that these non-GAAP financial measures provide both management and investors a more complete
understanding of the Company’s deposit profile and profitability.   These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures.  Because not all companies use the same calculation of “Core Deposits”
and
“Pre-tax,
Pre-provision
Earnings”,
this
presentation
may
not
be
comparable
to
other
similarly
titled
measures
as
calculated
by
other
companies.

Disclosure Statement
Important Additional Information About the Merger.
In
connection
with
the
proposed
merger
with
Tri-State
1
st
Banc,
Inc.
(Tri-State),
Farmers
has
filed
with
the
Securities
and
Exchange
Commission (the “SEC”) a Registration Statement on Form S-4 that includes a proxy statement and a prospectus, as well as other relevant documents concerning the proposed transaction.
SHAREHOLDERS OF TRI-STATE AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, TRI-STATE, THE PROPOSED MERGER, THE PERSONS
SOLICITING
PROXIES
WITH
RESPECT
TO
THE
PROPOSED
MERGER
AND
THEIR
INTERESTS
IN
THE
PROPOSED
MERGER
AND RELATED MATTERS.
The respective directors and executive officers of Farmers and Tri-State and other persons may be deemed to be participants in the solicitation
of
proxies
from
shareholders
of
Tri-State
with
respect
to
the
proposed
merger.
Information
regarding
the
directors
and
executive officers of Farmers is available in its proxy statement filed with the SEC on March 13, 2015.  Information regarding directors
and
executive
officers
of
Tri-State
is
available
on
its
website
at
http://www.1stncb.com/.
Other
information
regarding
the
participants
in
the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus to be included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC when they become available.
Investors and security holders will be able to obtain free copies of the registration statement and other documents filed with the SEC by
Farmers
through
the
website
maintained
by
the
SEC
at
http://www.sec.gov.
Copies
of
the
documents
filed
with
the
SEC
by
Farmers
will
be
available
free
of
charge
on
Farmers’
website
at
https://www.farmersbankgroup.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the
securities
laws
of
the
jurisdiction.
No
offer
of
securities
shall
be
made
except
by
means
of
a
prospectus
satisfying
the
requirements
of
Section 10 of the Securities Act.

FARMERS
NATIONAL BANC CORP.

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
77
271
80
76
71

FMNB -
Legacy
Financial Highlights at March 31, 2015
•
Banking Locations: 19
•
Assets: $1.13 billion
•
Loans: $673.78 million
•
Deposits: $909.41 million
•
Loan/Deposit Ratio: 74.09%
•
Tangible Common Equity: 10.50%
•
Market Capitalization: $150.77 million
Strategic Objectives
•
Strong Capital Position
•
Strong Asset Quality
•
Loan Growth
•
Diversifying Revenue Stream
•
Controlling Non-interest Expenses (PIC)

FARMERS NATIONAL BANC CORP.

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
77
271
80
76
71

FMNB-NBOH Merger
Financial Highlights at June 30, 2015
•
Banking Locations: 33
•
Assets: $1.67 billion
•
Loans: $1.13 billion
•
Deposits: $1.32 billion
•
Loan/Deposit Ratio: 85.94%
•
Tangible Common Equity: 8.76%
•
Market Capitalization: $211.8 million
Strategic Objectives
•
Creates
the
third
largest
community
bank
1
by asset size headquartered in NE Ohio
•
Complementary business lines &
compelling cultural fit
•
Enhanced board of directors and
management team bringing strengths and
best practices from both sides
•
Catalyst for additional growth opportunities
(1) Community Banks defined as those with assets less than $20.0 billion.  Northeast Ohio includes area codes 216, 330 and 440

FARMERS
NATIONAL BANC CORP.

KEY
Trust/Retirement Office
Branch Location
Erie
PA
Cleveland
Warren
Youngstown
Akron
Canton
OH
90
79
80
77
271
76
71

FMNB-NBOH Combined with
TSOH Acquisition
Pro Forma Financial Highlights
•
Banking Locations: 38
•
Assets: $1.8 billion
•
Loans: $1.2 billion
•
Deposits: $1.5 billion
•
Loan/Deposit Ratio: 78.16%
•
Tangible Common Equity: 8.75%
•
Market
Capitalization:
$223
million
1
Strategic Objectives
•
Pro-forma,
Farmers
will
rank
2
nd
in
market
share with ~20% of the county’s deposits
•
TSOH provides an attractive deposit base
with $54.3 million of demand deposits and
an overall cost of deposits of 0.19%
•
Entrance into the Pennsylvania market
(1)
Based on FMNB’s stock price of $8.25 on June 30, 2015
Source: SNL Financial

Who We Are Today
•
Operating in eight counties in Ohio
–
Founded over 128 years ago
•
Sound franchise with commitment to independence and positioned for growth
•
Profitable throughout cycle and growth in current year core
earnings
•
Diversified and growing revenue streams
•
Compelling valuation:
–
1.48x of tangible book value
–
13.30x LTM pre-tax pre-provision earnings (excludes security gains)
–
1.45% dividend yield

About Farmers National Banc Corp.
•
Stock Price: $8.25
•
Dividend (yield): $0.03 (1.45%)
•
Cash Dividends: $552 thousand
•
Tangible Book Value: $5.57
Stock Data –
NASDAQ: FMNB
as of 6/30/15
•
Revenue: $15.13 million
•
Net Income: $812 thousand
•
Net Income-Diluted Share: $0.04
•
ROAA: 0.27%
•
ROAE: 2.74%
Operating Results for 3
Months Ended 6/30/15
•
Revenue: $15.13 million
•
Net Income: $2.4 million
•
Net Income-Diluted Share: $0.12
•
ROAA: 0.82%
•
ROAE: 8.33%
Operating Results for 3
Months Ended 6/30/15
excluding One-time
Acquisition Expenses

•
Established and experienced management team with over 300 years of combined experience,
130 of which has been with Farmers.
Experienced Management Team
9
Years of Experience
FMNB
Industry
President & Chief Executive Officer
Kevin J. Helmick (43)
21+
21+
Senior EVP, Chief Banking Officer
Mark Witmer (51)
<1
25+
EVP, Chief Financial Officer
Carl D. Culp (52)
26+
30+
EVP, Chief Credit Officer
Mark L. Graham (60)
37+
37+
SVP, Chief Retail & Marketing Officer
Amber Wallace (49)
7+
7+
SVP, Chief Information Officer
Brian Jackson (46)
6+
22+
SVP, Chief Risk Officer
Jay VanSickle (45)
<1
20+
SVP, Chief Lending Officer and Regional
President
Joseph Gerzina (59)
4+
33+
SVP, Regional President
Tim Shaffer (53)
3+
29+
SVP, Director of Human Resources
Mark A. Nicastro (44)
6+
17+
President, Farmers Trust Company
Joseph J. DePascale (50)
4+
21+
President, National Associates Inc.
Aubrey Christ (41)
<1
20+
VP, Farmers
National Investments/Farmers
National Insurance
Dan
Cvercko (43)
14+
17+

10 Seven Key Focuses • Lending/Credit • Wealth Management • Retail/Marketing • Finance • Information Technology • Enterprise Risk Management • Human Resources

FARMERS
NATIONAL BANC CORP.

FARMERS
NATIONAL BANK

11 New Locations - Alliance

FARMERS
NATIONAL BANC CORP.

PNC
bank
EYECARE
TED SHENOSKY

12 New Locations - Fairlawn

Commitment to Stakeholders
•
Four Pillars
–
Shareholders
o
2015 Strategic Initiative
o
Increased Communication Plan
–
Customers
o
Small Business Support
o
45% of small business lending
comes from community banks*
–
Associates
o
429 associates
o
Top 100 employer in the region
–
Community
o
2015 Community Giving as of June 30, 2015: $169,595
*Source:
FDIC
Quarterly
Banking
Profile
-
Second
Quarter
2014
Arts
5%
Civic
18%
Community
Athletics
2%
Education
/
Higher
Education
23%
Health &
Wellness
17%
Religious
1%
Social
Services
16%
CRA
18%
2015 Community Giving
YTD 06/30/15

FARMERS
NATIONAL BANC CORP.

Stock Up 128% Since '10

Increasing Shareholder Value
Stable Dividend Policy
•
Consistently paid a quarterly cash
dividend
•
Current yield 1.45%
•
Dividend payout range policy of
25% -
35%
•
Dividend payout 2015 YTD* is
36.55% of net income
*As of June 30, 2015
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10
11
12
13
14
15*
3.62
4.95
6.20
6.55
8.35
8.25
Stock Price

Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association
•
Completions –
Top 10 Counties in Ohio
–
Columbiana #3
–
Stark # 6
•
Top 12 Most Active Counties in Ohio –
By Well
–
Columbiana #3
–
Stark #5
•
Top 12 Most Active Counties in Ohio –
By Footage
–
Columbiana #3
–
Stark #7
–
Trumbull #8
–
Mahoning #9
Utica Shale Impact

# Oil & Gas Production in Ohio

PRODUCTION TYPE
NATURAL GAS
COALBED METHANE
OIL

- More than 275,000 oil and gas wells drilled in Ohio since 1860
- More than 50,000 producing wells in 49 of 88 Ohio counties

Ohio Oil and Gas Association

16 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

# 2014

Completions

Permits to Drill

Permits to Plug

LEGEND
COMPLETIONS/PERMITS/PLUG
0/2/12
0/3/0
0/1/3
0/0/1
9/3/3
0/1/2
0/0/5
1/0/3
2/5/8
1/4/14
1/6/8
12/9/15
4/9/30
11/28/26
5/7/10
13/4/4
2/13/8
2/12/31
34/34/20
53/29/5
4/3/1
0/0/1
1/3/4
4/3/26
182/179/5
0/0/1
17/28/11
7/17/44
71/34/4
13/16/28
64/332/25
15/20/24
36/204/26
29/225/8
0/0/1
15/12/38
4/6/6
1/5/30
34/148/16
28/186/15
0/0/1
6/20/3
11/7/37
0/1/5
5/26/43
3/0/9
14/12/4
0/0/3
0/2/1
0
20
Miles

Ohio Oil and Gas Association

17 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

FARMERS NATIONAL BANC CORP.

Since 1887
FARMERS
NATIONAL BANK
VIRTUAL BRANCH
APPLY ONLINE
EXPLORE THE FEATURES
ONLINE BANKING LOG IN
MOBILE ACCESS
FARMERS REWARDS
CUSTOMER SUPPORT

Virtual Bank 18

Mobile Banking Analytics
Transactions
•
Account to Account Transfers
•
Bill Payments
•
Mobile Captures
•
Picture Payments
Growth: 285%
* Farmers’ Active Users: 85%
Active User Target: 75%
19
1170
4500
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
Mobile Banking Users
2013
2014
2015
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
1,608
8,760
Mobile Transactions

Online Banking Analytics

Transactions -
Fiserv
•
Bill Pay
•
PopMoney
•
Account to Account Transactions
•
Same Day EBT
•
All Other Electronic Payments
•
Overnight Checks
•
All Other Paper Payments
2012
2013
2014
2015
21447
15258
Online Banking Users
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
0
2000
4000
6000
8000
10000
12000
14000
16000
18000
Online Banking Transactions
16,296
17,323

•
Focus for Growth
–
Continued organic growth in current markets
–
Growth opportunities in new markets with Private Banking, Trust and Investments
–
Targeted acquisitions include fee-based business and banks
•
Target Metrics for Acquisition
–
Accretive to earnings near term (excluding one-time charges)
–
Manageable initial tangible book value dilution
–
Growth of fee revenue to 30+% of total revenue
–
Must enhance shareholder value
–
Must sustain our culture
–
Not materially change our investment merits
–
Sustain our TCE and regulatory ratios
Growth Focus and Target Metrics

The Health of Our Wealth
•
Wealth Management Creates Fee-based Income
–
Fee Income 2009: 14.5% of total gross income
o
Noninterest income excluding security gains
–
Fee Income 2015*: 28.8% of total gross income
o
Noninterest income excluding security gains
•
Wealth Management Build-out Timeline
–
2000 Farmers National Investments
–
2009 Farmers Trust Company
–
2010 Farmers National Insurance
–
2012 Private Client Services
–
2013 National Associates, Inc.
*For the six months ended June 30, 2015

•
130 consecutive quarters of profitability
•
Completed merger with National Bancshares on June 19, 2015
•
Announced
proposed
merger
with
Tri-State
1
st
Banc,
Inc.
on
June
24, 2015
•
Net income for quarter ended June 30, 2015 was $812 thousand compared to $2.2 million for most recent quarter
•
On-time costs related to acquisitions were $1.9 million pre-tax for the second quarter
•
Noninterest income increased 16.1% compared to same quarter in
2014
•
Non-performing assets to total assets remain at low levels, 0.54%
at June 30, 2015
Continued Strong Results –
Overview of 2Q 2015

Net Interest Income and Margin
Dollars in thousands
$8,952
$9,285
$9,243
$8,992
$9,749
3.54%
3.58%
3.63%
3.64%
3.66%
3.50%
3.55%
3.60%
3.65%
3.70%
3.75%
3.80%
3.85%
3.90%
$8,400
$8,600
$8,800
$9,000
$9,200
$9,400
$9,600
$9,800
$10,000
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Net Interest Income
Net Interest Margin

Growing and Diverse Revenue Stream
•
Continued Focus on Growing Noninterest Income
•
Non-interest Revenue: 28.7% of Total Revenue
*For the six months ended June 30, 2015
71.2%
10.8%
10.8%
2.8%
4.4%
Total Revenue 2015*: $29.2 million
Net Interest Income
Other Non
-interest Income
Trust Income
Insurance & Investment Income
Retirement Planning Income

Loan Growth
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
6/30/2012
6/30/2013
6/30/2014
6/30/2015
$572,453
$596,838
$637,774
$704,838
$430,000
Farmers Total Loans
NBOH Acquisition
YOY Growth: 4.26%
YOY Growth: 77.94%
Organic
Growth:10.52%
YOY Growth: 6.86%
$1,134,838

•
Diverse loan mix
•
No national lending
•
No sub-prime lending
•
Farmers’ practice is to lend
primarily within its market area
•
Less than 2% of loan portfolio is
participations purchased
•
Less than 4.5% of loan portfolio
is construction loans
Loan Portfolio Mix –
June 30, 2015
Overview of Loan Portfolio
Note: Dollars in thousands
Commercial
Real Estate
$392,103
34.6%
Residential
Real Estate
$305,134
26.9%
Consumer
$187,579
16.5%
Commercial
& Industrial
$202,004
17.8%
Commercial
Construction
$34,214
3.0%
Residential
Construction
$13,804
1.2%

Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
6/30/2015
Nonaccrual loans
$7.0
Accruing loans past due 90 days or more
1.0
OREO
1.1
Total nonperforming assets (NPAs)
$9.1
Troubled Debt Restructuring (TDR)
$8.5
Loans 30-89 days delinquent
7.1
Gross portfolio loans
1,134.8
Loans held for sale (HFS)
0.4
Allowance for loan losses (ALL)
7.3
Total Assets
$1,672.4
NPLs & 90 days past due/Gross loans (excl. HFS)
0.70%
NPAs/Total Assets
0.54%
TDR/Gross loans (excl. HFS)
0.75%
30-89 days delinquent/Gross loans (excl. HFS)
0.63%
ALL/NPLs & 90 days past due
91.26%
ALL/Gross loans (excl. HFS)
0.64%
Texas
Ratio
6.06%
Nonaccrual Loans by Type
Nonaccrual
$7.0mm
77.1%
Accruing
loans past
due 90 days
or more
$1.0mm
10.6%
OREO
$1.1mm
12.4%
Commercial
Real Estate
43.5%
Residential
Real Estate
42.4%
Commercial
11.9%
Consumer
2.2%

29 Supplemental Information

GAAP to Non-GAAP Reconciliation
Reconciliation of Common Stockholders' Equity to Tangible Common Equity
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Stockholders' Equity
$182,575
$126,771
$123,560
$121,401
$121,020
Less Goodwill and other intangibles
39,569
8,646
8,813
9,768
9,960
Tangible Common Equity
$143,006
$118,125
$114,747
$111,633
$111,060
Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income
For the Three Months Ended
For the Six Months
Ended
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
June 30,
June 30,
2015
2015
2014
2014
2014
2015
2014
Income before income taxes
$1,221
$2,828
$2,744
$2,964
$3,071
$4,049
$5,889
Provision for loan losses
850
450
825
425
300
1,300
630
Pre-tax, pre-provision income
$2,071
$3,278
$3,569
$3,389
$3,371
$5,349
$6,519
Reconciliation of Total Assets to Tangible Assets
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Total Assets
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286
Less Goodwill and other intangibles
39,569
8,646
8,813
9,768
9,960
Tangible Assets
$1,632,834
$1,125,005
$1,128,154
$1,129,971
$1,123,326

Consolidated Statements of Income
Consolidated Statements of Income
For the Three Months Ended
For the Six Months Ended
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
June 30,
June 30,
Percent
2015
2015
2014
2014
2014
2015
2014
Change
Total interest income
$10,753
$9,999
$10,321
$10,413
$10,118
$20,752
$20,181
2.8%
Total interest expense
1,004
1,007
1,078
1,128
1,166
2,011
2,373
-15.3%
Net interest income
9,749
8,992
9,243
9,285
8,952
18,741
17,808
5.2%
Provision for loan losses
850
450
825
425
300
1,300
630
106.3%
Other income
4,409
4,037
4,193
3,880
3,797
8,446
7,230
16.8%
Other expense
12,087
9,751
9,867
9,776
9,378
21,838
18,519
17.9%
Income before income taxes
1,221
2,828
2,744
2,964
3,071
4,049
5,889
-31.2%
Income taxes
409
617
597
688
720
1,026
1,347
-23.8%
Net income
$812
$2,211
$2,147
$2,276
$2,351
$3,023
$4,542
-33.4%

Consolidated Statements of
Financial Condition
Consolidated Statements of Financial Condition
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Assets
Cash and cash equivalents
$37,028
$26,929
$27,428
$28,294
$28,070
Securities available for sale
386,319
369,919
389,829
404,895
409,285
Loans held for sale
399
146
511
895
275
Loans
1,134,838
673,784
663,852
646,981
637,774
Less allowance for loan losses
7,286
7,723
7,632
7,333
7,356
Net Loans
1,127,552
666,061
656,220
639,648
630,418
Other assets
121,105
70,596
62,979
66,007
65,238
Total Assets
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286
Liabilities and Stockholders' Equity
Deposits
$1,320,569
$909,408
$915,703
$913,000
$907,443
Other interest-bearing liabilities
155,591
80,338
87,517
90,649
93,807
Other liabilities
13,668
17,134
10,187
14,689
11,016
Total liabilities
1,489,828
1,006,880
1,013,407
1,018,338
1,012,266
Stockholders' Equity
182,575
126,771
123,560
121,401
121,020
Total Liabilities
and Stockholders' Equity
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286

FARMERS NATIONAL BANC CORP.

## Mahoning Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | Huntington National Bank | 20 | 1,243,177 | 29.38 |
| 2 | Home Savings and Loan Co. of Youngstown | 11 | 771,832 | 18.24 |
| 3 | PNC Bank NA | 9 | 553,655 | 13.09 |
| **4** | **Farmers National Bank of Canfield** | **8** | **529,809** | **12.52** |
| 5 | JPMorgan Chase Bank NA | 7 | 397,944 | 9.41 |
| 6 | Talmer Bank and Trust | 8 | 345,916 | 8.18 |
| 7 | First National Bank of Pennsylvania | 5 | 209,867 | 4.96 |
| 8 | KeyBank NA | 4 | 79,576 | 1.88 |
| 9 | Citizens Bank NA | 2 | 58,291 | 1.38 |
| 10 | Cortland Savings and Banking Co. | 2 | 39,622 | 0.94 |
| | **Total for Institutions in the Market** | **77** | **4,230,898** | **100.00** |

## Columbiana Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | Huntington National Bank | 11 | 341,146 | 25.45 |
| 2 | Home Savings and Loan Co. of Youngstown | 6 | 243,226 | 18.14 |
| **3** | **Farmers National Bank of Canfield** | **3** | **140,433** | **10.48** |
| 4 | JPMorgan Chase Bank NA | 3 | 122,844 | 9.16 |
| 5 | PNC Bank NA | 3 | 104,040 | 7.76 |
| 6 | 1st National Community Bank | 4 | 100,780 | 7.52 |
| 7 | Consumers National Bank | 3 | 96,128 | 7.17 |
| 8 | CFBank | 2 | 85,322 | 6.36 |
| 9 | Citizens Bank NA | 1 | 46,937 | 3.50 |
| 10 | KeyBank NA | 1 | 42,666 | 3.18 |
| | **Total for Institutions in the Market** | **40** | **1,340,573** | **100.00** |

## Trumbull Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | Huntington National Bank | 15 | 570,189 | 20.98 |
| 2 | Talmer Bank and Trust | 8 | 427,268 | 15.72 |
| 3 | JPMorgan Chase Bank NA | 9 | 420,471 | 15.47 |
| 4 | Cortland Savings and Banking Co. | 7 | 340,862 | 12.54 |
| 5 | PNC Bank NA | 5 | 261,889 | 9.64 |
| **6** | **Farmers National Bank of Canfield** | **7** | **230,625** | **8.49** |
| 7 | Home Savings and Loan Co. of Youngstown | 4 | 126,483 | 4.65 |
| 8 | First National Bank of Pennsylvania | 3 | 96,020 | 3.53 |
| 9 | Citizens Bank NA | 3 | 64,789 | 2.38 |
| 10 | Home FS&LA of Niles Ohio | 1 | 61,914 | 2.28 |
| | **Total for Institutions in the Market** | **66** | **2,717,421** | **100.00** |

•
Opportunity for growth with approximately 10.50% deposit market share in the Mahoning Valley
–
Large regional competitors lack focus                        –
Community competitors inwardly focused
Deposit Market Share by County

Note: Market share data as of June 30, 2014           Source: SNL

FARMERS NATIONAL BANC CORP.

## Wayne Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | PNC Bank NA | 11 | 516,835 | 28.11 |
| 2 | FirstMerit Bank NA | 5 | 330,746 | 17.99 |
| **3** | **Farmers National Bank of Canfield** | **9** | **322,599** | **17.54** |
| 4 | Wayne Savings Community Bank | 7 | 237,444 | 12.91 |
| 5 | JPMorgan Chase Bank NA | 2 | 114,457 | 6.22 |
| 6 | Commercial and Savings Bank of Millersburg Ohio | 5 | 109,934 | 5.98 |
| 7 | Apple Creek Banking Co. | 3 | 69,970 | 3.81 |
| 8 | Farmers State Bank | 3 | 56,269 | 3.06 |
| 9 | U.S. Bank NA | 1 | 27,609 | 1.50 |
| 10 | Huntington National Bank | 1 | 26,339 | 1.43 |
| | **Total for Institutions in the Market** | **50** | **1,838,834** | **100.00** |

## Medina Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | FirstMerit Bank NA | 12 | 880,998 | 27.27 |
| 2 | Westfield Bank FSB | 3 | 488,620 | 15.12 |
| 3 | Third Federal S&LA of Cleveland (MHC) | 2 | 352,281 | 10.90 |
| 4 | PNC Bank NA | 6 | 283,783 | 8.78 |
| 5 | JPMorgan Chase Bank NA | 4 | 232,695 | 7.20 |
| 6 | Fifth Third Bank | 5 | 218,269 | 6.76 |
| 7 | Huntington National Bank | 5 | 185,618 | 5.75 |
| 8 | Farmers Savings Bank | 1 | 151,088 | 4.68 |
| 9 | U.S. Bank NA | 5 | 121,383 | 3.76 |
| 10 | Citizens Bank NA | 3 | 96,053 | 2.97 |
| **14** | **Farmers National Bank of Canfield** | **2** | **31,160** | **0.96** |
| | **Total for Institutions in the Market** | **54** | **3,230,815** | **100.00** |

## Stark Top 10

| 2014 Rank | Company | Branches | Dep. ($M) | Market Share |
|---|---|---|---|---|
| 1 | Huntington National Bank | 26 | 1,513,948 | 26.26 |
| 2 | FirstMerit Bank NA | 15 | 1,415,340 | 24.55 |
| 3 | JPMorgan Chase Bank NA | 13 | 756,351 | 13.12 |
| 4 | Citizens Bank NA | 14 | 567,697 | 9.85 |
| 5 | KeyBank NA | 12 | 541,944 | 9.40 |
| 6 | PNC Bank NA | 10 | 321,982 | 5.59 |
| 7 | Consumers National Bank | 7 | 166,338 | 2.89 |
| 8 | Premier Bank & Trust | 2 | 154,599 | 2.68 |
| 9 | Fifth Third Bank | 5 | 99,031 | 1.72 |
| 10 | Bank of Magnolia Co. | 3 | 68,804 | 1.19 |
| **11** | **Farmers National Bank of Canfield** | **4** | **55,444** | **0.96** |
| | **Total for Institutions in the Market** | **124** | **5,764,858** | **100.00** |

Note: Market share data as of June 30, 2014 Source: SNL Deposit Market Share by County 34